UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):     August 30, 2010

                               AVANTAIR, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-51115	20-1635240
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

                          4311 General Howard Drive, Clearwater, Florida 33762
(Address of Principal Executive Offices)

Registrant's telephone number, including area code                       (727) 539-0071

                                                         N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 30, 2010, the Second Amended and Restated By Laws of the Company were adopted by the Board of Directors.  A copy of the same is attached hereto as Exhibit 3.1.  The Board of Directors adopted revisions to the Company’s By Laws including provisions related to stockholder meetings and advance notice provisions, director nominations, the role of the Company’s President, permitting uncertificated shares to be issued, amendments to the By Laws and corresponding revisions effectuating the foregoing.

The revised language of certain provisions of the Second Amended and Restated By Laws described above are set forth below:

2.1 PLACE OF MEETINGS. All meetings of the stockholders shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors or the Chief Executive Officer and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2.2 ANNUAL MEETINGS. The annual meeting of stockholders shall be held on such date and at such time as may be fixed by the Board of Directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of only such other business as is properly brought before the meeting in accordance with these Bylaws (the “Bylaws”).

Written notice of an annual meeting stating the place, date and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the annual meeting.

To be properly brought before the annual meeting, business must be either

(i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, it must be a proper matter for stockholder action under the Delaware General Corporation Law and the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ~~sixty (60) days nor more than~~ ninety (90) days nor more than one twenty (120) days prior to the ~~meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of~~first anniversary of the date of the preceding year’s annual meeting as first specified in the Corporation’s notice of meeting (without regard to any postponements or adjournments of such meeting after such notice was first sent), except that if no annual meeting was held in the previous year or the date of the annual meeting is ~~given or made to stockholders~~more than 30 days earlier or later than such anniversary date, notice by ~~a stockholder,~~the stockholders to be timely~~,~~ must be received ~~no~~not later than the close of business on the ~~tenth (~~later of the 120th day prior to the annual meeting or the 10th~~)~~ day following the ~~day~~date on which ~~such notice~~public announcement of the date of ~~the annual~~such meeting ~~was mailed or such public disclosure was made, whichever~~is first ~~occurs~~made. A stockholder’s notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, including the text of any resolutions proposed for consideration, and the reasons for conducting such business at the annual meeting, ~~and~~ (ii) any material interest of the stockholder in such business, and (iii) any agreement that the stockholder may have with other entities or interested parties in connection with the business desired to be brought before the annual meeting, and (b) as to the stockholder giving the notice (i) the name and record address of the stockholder ~~and~~, (ii) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder, (ii) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (iii) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the Corporation, (iv) any short interest in any security of the Corporation (for purposes of this section, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (v) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the Corporation, (vi) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (vii) any performance-related fees (other than an asset-based fee) to which such stockholder is entitled based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, as of the date of such notice, including, without limitation, any such interests held by members of such stockholder’s immediate family sharing the same household, (viii) any relationships through which the stockholder is acting in combination with other stockholders with respect to the proposal or the Corporation, and (ix) a representation by the stockholder declaring the accuracy of the responses to the foregoing and that the stockholder expressly acknowledges that they are still subject to all federal and state laws.  Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 2. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that business was not properly brought before the annual meeting in accordance with the provisions of this Article II, Section 2, and if such officer should so determine, such officer shall so declare to the annual meeting and any such business not properly brought before the meeting shall not be transacted. Further, the Corporation reserves the right to omit such proposals for business at an annual meeting pursuant to Rule 14a-8.

2.5 ORGANIZATION. The Chairman of the Board of Directors shall act as chairman of meetings of the stockholders. The Board of Directors may designate any other officer or director of the Corporation to act as chairman of any meeting in the absence of the Chairman of the Board of Directors, and the Board of Directors may further provide for determining who shall act as chairman of any stockholders meeting in the absence of the Chairman of the Board of Directors and such designee. The Secretary of the Corporation shall act as secretary of all meetings of the stockholders, but in the absence of the Secretary the presiding officer may appoint any other person to act as secretary of any meeting. The chairman of the meeting shall call the meeting to order, establish the agenda, and conduct the business of the meeting in accordance therewith or, at the chairman’s discretion, it may be conducted otherwise in accordance with the wishes of the stockholders in attendance.  The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.  The chairman shall also conduct the meeting in an orderly manner, rule on the precedence of, and procedure on, motions and other procedural matters, and exercise discretion with respect to such procedural matters with fairness and good faith toward all those entitled to take part.  Without limiting the foregoing, the chairman may (a) restrict attendance at any time to bona fide stockholders of record and their proxies and other persons in attendance at the invitation of the chairman or Board of Directors, (b) restrict use of audio or video recording devices at the meeting, and (c) impose reasonable limits on the amount of time taken up at the meeting on discussion in general or on remarks by any one stockholder.  Should any person in attendance become unruly or obstruct the meeting proceedings, the chairman shall have the power to have such person removed from the meeting.  Notwithstanding anything in the Bylaws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in these Bylaws.  The chairman of a meeting may determine and declare to the meeting that any proposed item of business was not brought before the meeting in accordance with the provisions of these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

2.10 ADJOURNMENT. Any meeting of the stockholders, including one at which directors are to be elected, may be adjourned for such periods as the presiding officer of the meeting or a majority of the stockholders present in person or by proxy and entitled to vote shall direct.

3.1 POWERS; NUMBER; QUALIFICATIONS. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation. The number of directors which shall constitute the Board of Directors shall be not less than one (1) nor more than nine (9). The exact number of directors shall be fixed from time to time, within the limits specified in this Article III, Section 1 or in the Certificate of Incorporation, by the Board of Directors. No decrease in the number of authorized directors shall shorten the term of any incumbent director.  Directors need not be stockholders of the Corporation. ~~The Board may be divided into Classes as more fully described in the Certificate of Incorporation.~~

3.2 ELECTION; TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES. Each director shall hold office until the next annual meeting of stockholders at which his Class stands for election or until such director’s earlier resignation, removal from office in accordance with these Bylaws, death or incapacity. Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and each director so chosen shall hold office until the next annual meeting and until such director’s successor shall be duly elected and shall qualify, or until such director’s earlier resignation, removal from office in accordance with these Bylaws, death or incapacity.

3.3 NOMINATIONS. Nominations of persons for election to the Board of Directors of the Corporation at a meeting of stockholders of the Corporation may be made at such meeting by or at the direction of the Board of Directors, by any committee or persons appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting ~~who complies~~, but only if such stockholder has complied with the notice procedures set forth in this Article III, Section 3. Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than ~~sixty (60) days nor more than~~ ninety (90) days nor more than one hundred twenty (120) days prior to the ~~meeting; provided however, that in the event that less than seventy (70) days notice or prior public disclosure~~first anniversary of the date of the ~~meeting is given or made to stockholders~~preceding year’s annual meeting as first specified in the Corporation’s notice of meeting (without regard to any postponements or adjournments of such meeting after such notice was first sent), except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 days earlier or later than such anniversary date, notice by the ~~stockholder,~~stockholders to be timely~~,~~ must be received ~~no~~not later than the close of business on the ~~tenth (~~later of the 120th day prior to the annual meeting or the 10th~~)~~ day following the ~~day~~date on which ~~such notice~~public announcement of the date of ~~the~~such meeting ~~was mailed or such public disclosure was made, whichever~~is first ~~occurs~~made.  Such stockholder’s notice to the Secretary shall set forth (~~i~~a) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (~~a~~i) the name, age, business address and residence address of the person, (~~b~~ii) the principal occupation or employment of the person, (~~c~~iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, (iv) all material information necessary for the Company to determine whether a proposed nominee is qualified for election to the board, and (~~d~~v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under Section 14 of the Securities Exchange Act of 1934, as amended, and (~~ii~~b) as to the stockholder giving the notice (~~a~~i) the name and record address of the stockholder ~~and~~, (~~b~~ii) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder, (ii) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (iii) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the Corporation, (iv) any short interest in any security of the Corporation (for purposes of this section, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (v) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the Corporation, (vi) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, (vii) any performance-related fees (other than an asset-based fee) to which such stockholder is entitled based on any increase or decrease in the value of shares of the corporation or Derivative Instruments, if any, as of the date of such notice, including, without limitation, any such interests held by members of such stockholder’s immediate family sharing the same household, (viii) any relationships through which the stockholder is acting in combination with other stockholders with respect to the proposal or the Corporation, and (ix) a representation by the stockholder declaring the accuracy of the responses to the foregoing.  The Corporation ~~may~~shall require any proposed nominee to furnish a completed questionnaire in the form provided by the Corporation that shall set forth information about the nominee such as (a) whether the nominee is independent from the Corporation, and (b) a representation by nominee stating that he or she does not have nor will they have any undisclosed voting commitments with respect to his or her actions as a director of the Corporation.  The questionnaire may require the nominee to disclose such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

3.8 REMOVAL OF DIRECTORS BY STOCKHOLDERS. The entire Board of Directors or any individual Director may be removed from office with or without cause by a majority vote of the holders of the outstanding shares then entitled to vote at an election of directors. In case the Board of Directors or any one or more Directors be so removed, the vacancies created thereby shall be filled in accordance with Article III, Section 2; provided that, in the event of the removal of the entire Board of Directors, new Directors may be elected at the ~~same time for~~meeting at which such removal occurred to complete the unexpired portion of the full term of the Director or Directors so removed.

4.1 GENERAL. The officers of the Corporation shall be elected by the Board of Directors and may consist of: a Chairman of the Board, provided that the Board of Directors may determine that the Chairman of the Board shall not be considered an officer, Vice Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer. The Board of Directors, in its discretion, may also elect one or more Vice Presidents (including Executive Vice Presidents and Senior Vice Presidents), Assistant Secretaries, Assistant Treasurers, a Controller and such other officers as in the judgment of the Board of Directors may be necessary or desirable. Any number of offices may be held by the same person and more than one person may hold the same office, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation, nor need such officers be directors of the Corporation.

4.3 VOTING SECURITIES OWNED BY THE CORPORATION. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, Chief Financial Officer, President or any Vice President, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

4.6  PRESIDENT. Subject to the provisions of these Bylaws and to the direction of the Board of Directors or the Chief Executive Officer, if such titles by held by other officers, the President shall have the general supervision, direction and control of the business and supervision of other officers of the Corporation.

The President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. He or she shall have the power to sign stock certificates, contracts and other instruments of the Corporation which are authorized and shall have general supervision and direction of all of the other officers, employees and agents of the Corporation, other than the Chairman of the Board and the Chief Executive Officer.

5.1 FORM OF CERTIFICATES. The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the board, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed in accordance with this Section 5.1 representing the number of shares registered in certificate form. With respect to certificated shares, every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board of Directors, Chief Executive Officer or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

5.4 TRANSFERS.  Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation and in the case of certificated shares of stock, only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transactions upon its books, unless the Corporation has a duty to inquire as to adverse claims with respect to such transfer which has not been discharged.  In the case of uncertificated shares of stock, transfers shall be made upon receipt of proper transfer instructions from the registered holder of the shares or by his attorney lawfully constituted in writing, and upon compliance with appropriate procedures for transferring shares in uncertificated form. The Corporation shall have no duty to inquire into adverse claims with respect to such transfer unless (a) the Corporation has received a written notification of an adverse claim at a time and in a manner which affords the Corporation a reasonable opportunity to act on it prior to the issuance of a new, reissued or re-registered share certificate and the notification identifies the claimant, the registered owner and the issue of which the share or shares is a part and provides an address for communications directed to the claimant; or (b) the Corporation has required and obtained, with respect to a fiduciary, a copy of a will, trust, indenture, articles of co-partnership, Bylaws or other controlling instruments, for a purpose other than to obtain appropriate evidence of the appointment or incumbency of the fiduciary, and such documents indicate, upon reasonable inspection, the existence of an adverse claim. The Corporation may discharge any duty of inquiry by any reasonable means, including notifying an adverse claimant by registered or certified mail at the address furnished by him or, if there be no such address, at his residence or regular place of business that the security has been presented for registration of transfer by a named person, and that the transfer will be registered unless within thirty days from the date of mailing the notification, either (a) an appropriate restraining order, injunction or other process issues from a court of competent jurisdiction; or (b) an indemnity bond, sufficient in the Corporation’s judgment to protect the Corporation and any transfer agent, registrar or other agent of the Corporation involved from any loss which it or they may suffer by complying with the adverse claim, is filed with the Corporation.

9.7 AMENDMENTS. ~~The original or other~~Except as otherwise set forth in these Bylaws, these Bylaws may be altered, amended or repealed or new Bylaws may be adopted~~, amended or repealed by the stockholders entitled to vote thereon~~ by the affirmative vote of a majority of the directors present at any regular or special meeting ~~or, if the Certificate of Incorporation so provides, by~~of the Board of Directors at which a quorum is present.  The fact that such power has been so conferred upon the Board of Directors shall not divest the stockholders of the power nor limit their power to adopt, amend or repeal Bylaws.

The information furnished in this section of this Current Report on Form 8-K and Exhibit 3.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements And Exhibits.

(d)           EXHIBITS.

3.1.            Second Amended and Restated By Laws of Avantair, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANTAIR, INC.

Date: September 3, 2010	By:	/s/ Steven Santo
Steven Santo

Chief Executive Officer (Authorized Officer and Principal Executive Officer)